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                                                                   Exhibit 10.35


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of August 1, 2003, is among CABOT MICROELECTRONICS CORPORATION, a Delaware corporation (the "Company"), the financial institutions parties to the Credit Agreement described below, as Banks thereunder, LASALLE BANK NATIONAL ASSOCIATION, in its capacity as Administrative Agent and Issuing Bank under such Credit Agreement, and NATIONAL CITY BANK OF MICHIGAN/ILLINOIS, in its capacity as Syndication Agent under such Credit Agreement.

                                 R E C I T A L S

         A. The Company, the Banks, the Administrative Agent, the Issuing Bank and the Syndication Agent entered into a Credit Agreement dated as of July 10, 2001 (the "Original Credit Agreement"), as amended by that certain First Amendment to Credit Agreement dated as of February 5, 2002 (the "First Amendment") between the Company, the Banks, the Administrative Agent, the Issuing Bank and the Syndication Agent (the Original Credit Agreement, as amended by the First Amendment, hereinafter is referred to as the "Credit Agreement"), pursuant and subject to the terms and conditions of which, among other things, the Banks and the Issuing Bank agreed to make loans and other financial accommodations to the Company.

         B. The Company has requested certain amendments to the Credit
Agreement.

         C. Subject to the terms and conditions of this Second Amendment, the Banks, the Administrative Agent, the Issuing Bank and the Syndication Agent are willing to agree to the requests of the Company.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

         1. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein, are acknowledged by the Company to be true and correct and are made a part hereof.

         2. DEFINITIONS. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement, as amended by this Second Amendment.

         3. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended by deleting the definition of "Cash Equivalent Investment" set forth in Section 1.1 and substituting the following version in lieu thereof:

                  "Cash Equivalent Investment means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States government or any agency thereof (or, in the case of foreign operations, any country that is a member of the Organisation for Economic Co-operation and Development),
         (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case rated at least A-l by Standard & Poor's

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         Ratings Group ("S&P") or P-l by Moody's Investors Service, Inc.
         ("Moody's"), including asset-backed commercial paper, (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or banker's acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by any Bank or its holding company or by a commercial banking institution that is a member of the Federal Reserve System (or, in the case of foreign operations, a commercial banking institution organized under the laws of a country that is a member of the Organisation for Economic Co-operation and Development) and has a combined capital and surplus and undivided profits of not less than $500,000,000, (d) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through
         (c) and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder, (e) asset backed securities having a short term rating of at least A-l by S&P or P-l by Moody's or a long term rating of at least AAA by S&P or Aaa by Moody's, (f) money market mutual funds rated at least AAA by S&P or Aaa by Moody's, (g) tax exempt variable rate commercial paper, tax-exempt adjustable rate option tender bonds, and other tax-exempt bonds or notes issued by municipalities in the United States, having a short term rating of MIG-1 or VMIG-1 or A-1 or a long term rating of AAA by S&P or Aaa by Moody's, (h) taxable and tax-exempt auction rate preferred stock or bonds issued with a rate reset mechanism and a maximum term of 49 days issued by issuers who have a rating of at least AAA by S&P or Aaa by Moody's, (i) liquidity vehicles including demand notes and funding agreements rated at least A1 by S&P or P1 by Moody's and (j) any other financial instrument and/or investment mechanism as agreed to in writing by the Company, the Banks, the Administrative Agent, the Issuing Bank and the Syndication Agent."

         4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Second Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Administrative
Agent:

                  (A) DELIVERY OF DOCUMENT. This Second Amendment shall have been executed by the Company, Syndication Agent and each Bank and shall have been delivered to the Administrative Agent.

                  (B) PERFORMANCE; NO DEFAULT. The Company shall have performed and complied with all agreements and conditions contained in the Loan Documents to be performed by or complied with by it, and no Event of Default or Unmatured Event of Default shall exist.

                  (C) MATERIAL ADVERSE EFFECT. No event shall have occurred since September 30, 2001 which has had or is reasonably expected to have a Material Adverse Effect.

         The date on which all of the conditions set forth in this Paragraph 4 have been satisfied is referred to herein as the "Effective Date."



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         5. REFERENCES. From and after the Effective Date, all terms used in the
Loan Documents which are defined in the Credit Agreement shall be deemed to refer to such terms as amended by this Second Amendment.

         6. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks, the Administrative Agent, the Syndication Agent and the Issuing Bank that (i) the Company has full power and authority to execute and deliver this Second Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Second Amendment will be valid, binding and enforceable upon the Company in accordance with its terms, (iii) the execution and delivery of this Second Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its articles of incorporation or by-laws or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which the Company is a party or is bound or which is binding upon or applicable to all or any portion of the Company's properties or assets and (iv) as of the date hereof no Unmatured Event of Default or Event of Default exists.

         7. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Except as amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with its respective terms. The Company hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, all as amended by this Second Amendment, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by the Banks, the Administrative Agent, the Syndication Agent or the Issuing Bank of such liabilities, obligations and agreements, (ii) the Banks, the Administrative Agent, the Syndication Agent and the Issuing Bank have fully performed all obligations to the Company which they may have had or have on and as of the date hereof and (iii) other than as specifically set forth herein, the Banks, the Administrative Agent, the Syndication Agent and the Issuing Bank do not waive, diminish or limit any term or condition contained in the Credit Agreement or the other Loan Documents. The agreement of the Banks, the Administrative Agent, the Syndication Agent and the Issuing Bank to the terms of this Second Amendment or any other amendment of the Credit Agreement shall not be deemed to establish or create a custom or course of dealing among the Banks, the Administrative Agent, the Syndication Agent, the Issuing Bank and the Company. The Loan Documents, as amended by this Second Amendment, contain the entire agreement among the Banks, the Administrative Agent, the Syndication Agent and the Issuing Bank with respect to the transactions contemplated hereby.

         8. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         9. FURTHER ASSURANCES. The Company will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Banks, the Administrative Agent, the Syndication Agent or the Issuing Bank in order to effectuate fully the intent of this Second Amendment.





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         10. SEVERABILITY. If any term or provision of this Second Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Second Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Second Amendment.

         11. CAPTIONS. The captions in this Second Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Second Amendment or any of the provisions hereof.

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         IN WITNESS WHEREOF, this Second Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                              CABOT MICROELECTRONICS CORPORATION


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                              LASALLE BANK NATIONAL ASSOCIATION,
                              as Administrative Agent, as Issuing Bank and as a Bank


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                              NATIONAL CITY BANK OF
                              MICHIGAN/ILLINOIS, as Syndication Agent
                              and as a Bank


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                              U.S. BANK NATIONAL ASSOCIATION, as a
                              Bank


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:




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